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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 9, 2001 (APRIL 6, 2001)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                      1-13726                  73-1395733
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
     of incorporation)                                    Identification No.)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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(Address of principal executive offices)                        (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On April 6, 2001, Chesapeake Energy Corporation issued a press release announcing that it had closed its offering of $800 million 8-1/8% senior notes due 2011.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on April 6, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      CHESAPEAKE ENERGY CORPORATION



                                      BY: /s/ AUBREY K. MCCLENDON
                                          --------------------------------------
                                              AUBREY K. MCCLENDON
                                           Chairman of the Board and
                                            Chief Executive Officer

Dated:  April 9, 2001



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                                  EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION
------        -----------

99            Press Release issued by the Registrant on April 6, 2001.



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